UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2016

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-11263725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 11, 2016, The AES Corporation (the “Company” or “AES”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among AES and Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the several underwriters, pursuant to which AES agreed to offer and sell $500,000,000 aggregate principal amount of its 6.000% Senior Notes due 2026 (the “Notes”) at a public offering price of 100.000% of the principal amount. AES intends to use the net proceeds from the offering of the Notes to repay or redeem certain of its outstanding debt, including a portion of its outstanding senior unsecured floating rate notes due 2019, and for general corporate purposes. The closing of the offering of the Notes is expected to occur, subject to certain customary conditions, on May 25, 2016.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 1.1, and is incorporated by reference into the Registration Statement.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, the intended use of proceeds from the offering of the Notes, which are subject to risks and uncertainties, such as general economic conditions and other risks and uncertainties. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’s current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the prospectus supplement related to the offering and AES’s filings with the SEC, including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7 “Management’s Discussion & Analysis of Financial Condition and Results of Operations” in AES’s 2015 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the three months ended March 31, 2016 and in subsequent reports filed with the SEC. Readers are encouraged to read AES’s filings to learn more about the risk factors associated with AES’s business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 11, 2016, among The AES Corporation and Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the several underwriters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Zafar Hasan
Name:	Zafar Hasan
Title:	Vice President, Chief Corporate Counsel

Date: May 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 11, 2016, among The AES Corporation and Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the several underwriters